                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06105

                   Oppenheimer Quest International Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: November 30

                      Date of reporting period: 08/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

                                                                                     SHARES             VALUE
                                                                                   ----------       ------------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--23.5%
AUTOMOBILES--5.7%
Bayerische Motoren Werke (BMW) AG, Preference                                         421,220       $ 15,481,863
Hyundai Motor Co. Ltd., Preference                                                    434,320         18,294,403
Toyota Motor Corp.                                                                    250,803          8,511,282
                                                                                                    ------------
                                                                                                      42,287,548
                                                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Emperor Entertainment Hotel Ltd.                                                   43,400,693          7,587,973
Enterprise Inns plc(1)                                                              3,763,775          5,079,630
Tui Travel plc                                                                        838,880          2,589,819
                                                                                                    ------------
                                                                                                      15,257,422
                                                                                                    ------------
HOUSEHOLD DURABLES--3.6%
Barratt Developments plc(1)                                                         4,793,574          7,037,248
First Juken Co. Ltd.(2)                                                             1,259,800          9,627,325
Haseko Corp.(1)                                                                    12,284,549         10,278,528
                                                                                                    ------------
                                                                                                      26,943,101
                                                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--1.1%
Sega Sammy Holdings, Inc.                                                             542,389          8,050,935
                                                                                                    ------------
MEDIA--4.8%
British Sky Broadcasting Group plc                                                    682,473          7,405,215
Jupiter Telecommunications Co. Ltd.                                                     7,075          7,537,347
Societe Television Francaise 1                                                        677,303          9,992,633
Vivendi SA                                                                            409,596          9,520,914
Yell Group plc(1)                                                                   6,066,655          1,345,375
                                                                                                    ------------
                                                                                                      35,801,484
                                                                                                    ------------
SPECIALTY RETAIL--3.2%
Aoyama Trading Co.                                                                    433,353          5,968,211
Dickson Concepts International Ltd.                                                10,548,301          6,945,054
Otsuka Kagu Ltd.                                                                      450,040          4,633,789
Praktiker Bau-und Heimwerkermaekte Holding AG(3)                                      837,286          6,411,386
                                                                                                    ------------
                                                                                                      23,958,440
                                                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--3.1%
Aksa Akrilik Kimya Sanayii AS                                                          52,654             91,939
Asics Corp.                                                                         1,028,760          9,661,845
China Hongxing Sports Ltd.                                                         52,870,000          6,435,669
Christian Dior SA                                                                      67,260          6,776,605
                                                                                                    ------------
                                                                                                      22,966,058
                                                                                                    ------------
CONSUMER STAPLES--8.0%
FOOD & STAPLES RETAILING--2.1%
Tesco plc                                                                           2,474,679         15,444,921
                                                                                                    ------------
FOOD PRODUCTS--4.1%
Chaoda Modern Agriculture (Holdings) Ltd.                                          10,248,000          7,641,125
Nestle SA                                                                             407,069         21,090,204
Premier Foods plc(1)                                                                7,864,890          1,929,916
                                                                                                    ------------
                                                                                                      30,661,245
                                                                                                    ------------
PERSONAL PRODUCTS--1.8%
Coreana Cosmetics Co. Ltd.(1, 2)                                                    5,312,071          5,715,716
                                                                                                    ------------


                 1 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

                                                                                     SHARES             VALUE
                                                                                   ----------       ------------
PERSONAL PRODUCTS CONTINUED
Pacific Corp.                                                                          53,887       $  7,663,469
                                                                                                    ------------
                                                                                                      13,379,185
                                                                                                    ------------
ENERGY--9.1%
ENERGY EQUIPMENT & SERVICES--2.2%
Master Marine AS(1)                                                                 6,115,700            601,161
Petroleum Geo-Services ASA(1)                                                         297,980          2,664,431
Seabird Exploration Ltd.(1)                                                         1,362,078            454,096
Shinko Plantech Co. Ltd.                                                            1,670,000         13,139,745
                                                                                                    ------------
                                                                                                      16,859,433
                                                                                                    ------------
OIL, GAS & CONSUMABLE FUELS--6.9%
BP plc                                                                              1,073,580          6,235,688
Eni SpA                                                                               674,281         13,326,199
Inpex Corp.                                                                             2,041          9,231,996
Tatneft, Preference                                                                 3,559,117          8,092,476
Total SA                                                                              220,534         10,269,081
Tupras-Turkiye Petrol Rafinerileri AS                                                 180,800          4,055,139
                                                                                                    ------------
                                                                                                      51,210,579
                                                                                                    ------------
FINANCIALS--19.0%
CAPITAL MARKETS--0.8%
Ichiyoshi Securities Co. Ltd.                                                         441,488          2,948,158
Jupiter Fund Management plc(1)                                                        940,233          2,901,998
                                                                                                    ------------
                                                                                                       5,850,156
                                                                                                    ------------
COMMERCIAL BANKS--4.9%
Anglo Irish Bank Corp. plc(1)                                                         563,278              7,138
Banca Monte dei Paschi di Siena SpA(1)                                              9,661,300         11,496,263
Credit Agricole SA                                                                  1,139,524         14,263,802
Governor & Co. of the Bank of Ireland (The)(1)                                        603,158            585,252
National Bank of Greece SA(1)                                                         438,431          5,562,028
Sumitomo Mitsui Financial Group, Inc.                                                 163,700          4,873,392
                                                                                                    ------------
                                                                                                      36,787,875
                                                                                                    ------------
CONSUMER FINANCE--1.1%
International Personal Finance plc                                                  2,251,576          8,252,970
                                                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Investor AB, B Shares                                                                 263,360          4,546,372
RHJ International Ltd.(1)                                                             576,727          4,633,637
                                                                                                    ------------
                                                                                                       9,180,009
                                                                                                    ------------
INSURANCE--8.0%
Aegon NV(1)                                                                         1,909,722          9,772,348
Fondiaria-Sai SpA(2)                                                                2,438,292         14,646,252
Irish Life & Permanent Group Holdings plc(1)                                        5,434,760          9,894,995
Swiss Reinsurance Co.                                                                 339,496         14,078,091
Zurich Financial Services AG                                                           48,515         10,818,809
                                                                                                    ------------
                                                                                                      59,210,495
                                                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS--2.1%
Daiwa Office Investment Corp.                                                             754          2,056,200
Invincible Investment, Inc.                                                            14,606          2,647,892


                 2 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

                                                                                     SHARES             VALUE
                                                                                   ----------       ------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Japan Hotel & Resort, Inc.                                                                814       $  1,870,039
Japan Office Investment Corp.                                                           1,929          1,850,701
Japan Rental Housing Investments, Inc.                                                 11,332          3,884,795
Japan Single-Residence REIT                                                             1,656          2,326,009
Nippon Commercial Investment Corp.                                                        950            979,288
                                                                                                    ------------
                                                                                                      15,614,924
                                                                                                    ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.9%
Shanghai Forte Land Co. Ltd.                                                       23,813,281          6,887,981
                                                                                                    ------------
HEALTH CARE--5.7%
HEALTH CARE PROVIDERS & SERVICES--1.4%
Medipal Holdings Corp.                                                                832,768         10,368,710
                                                                                                    ------------
PHARMACEUTICALS--4.3%
Alapis Holding Industrial & Commercial SA                                           1,702,400          4,435,879
GlaxoSmithKline plc                                                                   503,331          9,425,298
Sanofi-Aventis SA                                                                     315,114         18,014,938
                                                                                                    ------------
                                                                                                      31,876,115
                                                                                                    ------------
INDUSTRIALS--13.7%
AEROSPACE & DEFENSE--2.4%
BAE Systems plc                                                                       967,836          4,374,291
European Aeronautic Defense & Space Co.(1)                                            413,960          9,109,523
Safran SA                                                                             193,335          4,750,625
                                                                                                    ------------
                                                                                                      18,234,439
                                                                                                    ------------
AIRLINES--5.2%
Deutsche Lufthansa AG(1)                                                              963,387         15,076,620
Jazz Air Income Fund                                                                1,389,392          5,667,797
Turk Hava Yollari Anonim Ortakligi(1)                                               5,661,388         17,795,529
                                                                                                    ------------
                                                                                                      38,539,946
                                                                                                    ------------
CONSTRUCTION & ENGINEERING--1.4%
Joongang Construction Co. Ltd.(1, 2)                                                  541,827          1,202,152
Vinci SA                                                                              208,303          9,099,744
                                                                                                    ------------
                                                                                                      10,301,896
                                                                                                    ------------
MACHINERY--1.6%
Hyundai Mipo Dockyard Co. Ltd.                                                         88,123         11,835,323
                                                                                                    ------------
MARINE--2.1%
Shun Tak Holdings Ltd.                                                             28,011,000         16,096,310
                                                                                                    ------------
PROFESSIONAL SERVICES--0.3%
Assystem                                                                              145,203          2,136,339
                                                                                                    ------------
ROAD & RAIL--0.6%
Northgate plc(1)                                                                    1,488,424          4,200,203
                                                                                                    ------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Master Marine AS, Legend Shares(1)                                                  3,878,400            381,239
                                                                                                    ------------
INFORMATION TECHNOLOGY--6.8%
COMMUNICATIONS EQUIPMENT--1.5%
Nokia OYJ                                                                             638,368          5,456,517
Research In Motion Ltd.(1)                                                            142,454          6,105,076
                                                                                                    ------------
                                                                                                      11,561,593
                                                                                                    ------------


                 3 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

                                                                                     SHARES             VALUE
                                                                                   ----------       ------------
COMPUTERS & PERIPHERALS--3.2%
FUJITSU Ltd.                                                                          784,597       $  5,435,489
Gemalto NV                                                                            100,007          3,410,839
Japan Digital Laboratory Co. Ltd.                                                   1,104,321         11,133,911
Wincor Nixdorf AG                                                                      65,064          3,732,619
                                                                                                    ------------
                                                                                                      23,712,858
                                                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
A&D Co. Ltd.(1, 2)                                                                  1,299,816          5,074,868
IT SERVICES--0.8%
Alten SA                                                                              143,910          3,565,334
Altran Technologies SA(1)                                                             636,910          2,317,957
                                                                                                    ------------
                                                                                                       5,883,291
                                                                                                    ------------
OFFICE ELECTRONICS--0.6%
Canon, Inc.                                                                           112,546          4,588,383
                                                                                                    ------------
MATERIALS--4.1%
CHEMICALS--1.4%
Arkema                                                                                193,487          8,024,066
Ohara, Inc.                                                                           198,000          2,539,540
                                                                                                    ------------
                                                                                                      10,563,606
                                                                                                    ------------
METALS & MINING--2.7%
ArcelorMittal                                                                         318,558          9,248,951
Hindalco Industries Ltd.                                                            1,463,426          5,208,044
Rio Tinto plc                                                                         116,110          5,857,891
                                                                                                    ------------
                                                                                                      20,314,886
                                                                                                    ------------
TELECOMMUNICATION SERVICES--7.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.3%
France Telecom SA(3)                                                                  910,921         18,516,015
Telecom Italia SpA RNC                                                             12,274,410         13,454,253
                                                                                                    ------------
                                                                                                      31,970,268
                                                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--3.4%
KDDI Corp.                                                                              3,280         15,812,404
Vodafone Group plc                                                                  3,819,481          9,205,439
                                                                                                    ------------
                                                                                                      25,017,843
                                                                                                    ------------
UTILITIES--1.7%
ELECTRIC UTILITIES--1.7%
Federal Hydrogenerating(1)                                                         48,144,093          2,474,298
Okinawa Electric Power Co. (The)                                                      181,287          9,591,962
RusHydro(1)                                                                        12,332,572            633,815
                                                                                                    ------------
                                                                                                      12,700,075
                                                                                                    ------------
Total Common Stocks (Cost $749,300,533)                                                              739,962,952

                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                   ----------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15
   (Cost $856,933)                                                                    572,816 EUR        743,463


                 4 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

                                                                                    PRINCIPAL
                                                                                     AMOUNT             VALUE
                                                                                   ----------       ------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Cattles plc, Nts., 1/17/14(4) (Cost $1,852,080)                                     5,129,000 GBP   $    432,635

                                                                                     SHARES
                                                                                   ----------
STRUCTURED SECURITIES--0.5%
Morgan Stanley & Co. International plc:
Ryanair Holdings plc Equity-Linked Nts.                                               184,000            899,481
Ryanair Holdings plc Equity-Linked Nts.                                               616,000          3,011,369
                                                                                                    ------------
Total Structured Securities (Cost $3,831,632)                                                          3,910,850
                                                                                                    ------------
INVESTMENT COMPANY--0.6%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.26% (2, 5) (Cost $4,222,630)                                            4,222,630          4,222,630
                                                                                                    ------------
Total Investments, at Value (excluding Investments Purchased with Cash
   Collateral from Securities Loaned) (Cost $760,063,808)                                            749,272,530
                                                                                                    ------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--2.5%
OFI Liquid Assets Fund, LLC, 0.28% (2, 5) (Cost $18,776,140)                       18,776,140         18,776,140
                                                                                   ----------       ------------
TOTAL INVESTMENTS, AT VALUE (COST $778,839,948)                                         103.1%       768,048,670
                                                                                   ----------       ------------
Liabilities in Excess of Other Assets                                                    (3.1)       (23,139,371)
                                                                                   ----------       ------------
NET ASSETS                                                                              100.0%      $744,909,299
                                                                                   ==========       ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR   Euro
GBP   British Pound Sterling

(1.) Non-income producing security.


                 5 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS         GROSS           SHARES
                                  NOVEMBER 30, 2009    ADDITIONS    REDUCTIONS    AUGUST 31, 2010
                                  -----------------   -----------   -----------   ---------------
A&D Co. Ltd.                           1,182,316          159,900        42,400       1,299,816
Coreana Cosmetics Co. Ltd.             5,312,071               --            --       5,312,071
First Juken Co. Ltd.                   1,282,200               --        22,400       1,259,800
Fondiaria-Sai SpA                      1,379,999        1,113,593        55,300       2,438,292
Joongang Construction Co. Ltd.           541,827               --            --         541,827
OFI Liquid Assets Fund, LLC           14,280,920      171,731,468   167,236,248      18,776,140
Oppenheimer Institutional Money
   Market Fund, Cl. E                 15,036,598      218,457,416   229,271,384       4,222,630

                                                                REALIZED
                                     VALUE        INCOME          LOSS
                                  -----------   ----------     ----------
A&D Co. Ltd.                      $ 5,074,868   $       --     $  273,453
Coreana Cosmetics Co. Ltd.          5,715,716           --             --
First Juken Co. Ltd.                9,627,325      125,750         71,024
Fondiaria-Sai SpA                  14,646,252      663,258      1,022,565
Joongang Construction Co. Ltd.      1,202,152           --             --
OFI Liquid Assets Fund, LLC        18,776,140      481,362(a)          --
Oppenheimer Institutional Money
   Market Fund, Cl. E               4,222,630       26,974             --
                                  -----------   ----------     ----------
                                  $59,265,083   $1,297,344     $1,367,042
                                  ===========   ==========     ==========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(3.) Partial or fully-loaned security. See accompanying Notes.

(4.) Issue is in default. See accompanying Notes.

(5.) Rate shown is the 7-day yield as of August 31, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of August 31, 2010 based on valuation input level:

                                                                                        LEVEL 3--
                                                    LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                                    UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                                  QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                                                  -------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                          $ 94,217,536      $ 81,047,452       $     --     $175,264,988
   Consumer Staples                                  59,485,351                --             --       59,485,351
   Energy                                            26,426,880        41,041,971        601,161       68,070,012
   Financials                                        99,974,932        41,802,340          7,138      141,784,410


                 6 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

   Health Care                                       19,794,008        22,450,817             --       42,244,825
   Industrials                                       65,332,769        36,011,687        381,239      101,725,695
   Information Technology                            45,092,197         5,728,796             --       50,820,993
   Materials                                                 --        30,878,492             --       30,878,492
   Telecommunication Services                        43,533,858        13,454,253             --       56,988,111
   Utilities                                         12,066,260           633,815             --       12,700,075
Convertible Corporate Bonds and Notes                        --           743,463             --          743,463
Non-Convertible Corporate Bonds and Notes                    --           432,635             --          432,635
Structured Securities                                        --         3,910,850             --        3,910,850
Investment Company                                    4,222,630                --             --        4,222,630
Investments Purchased with Cash Collateral from
   Securities Loaned                                         --        18,776,140             --       18,776,140
                                                   ------------      ------------       --------     ------------
Total Investments, at Value                         470,146,421       296,912,711        989,538      768,048,670
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                          --            28,205             --           28,205
                                                   ------------      ------------       --------     ------------
Total Assets                                       $470,146,421      $296,940,916       $989,538     $768,076,875
                                                   ------------      ------------       --------     ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                $         --      $ (8,755,095)      $     --     $ (8,755,095)
                                                   ------------      ------------       --------     ------------
Total Liabilities                                  $         --      $ (8,755,095)      $     --     $ (8,755,095)
                                                   ------------      ------------       --------     ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, EXCLUDING HOLDINGS IN OFI LIQUID ASSETS FUND, LLC, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS            VALUE      PERCENT
------------------------   ------------   -------
Japan                      $174,622,744     23.3%
France                      130,511,878     17.4
United Kingdom               85,860,646     11.5
Italy                        52,922,967      7.1
Switzerland                  45,987,104      6.1
Korea, Republic of South     44,711,063      6.0
Germany                      40,702,488      5.4
Turkey                       21,942,607      2.9
Bermuda                      20,968,696      2.8
Hong Kong                    16,096,310      2.2
Ireland                      14,398,235      1.9
Canada                       11,772,873      1.6
Russia                       11,200,589      1.5
Greece                        9,997,907      1.3
The Netherlands               9,772,348      1.3
Luxembourg                    9,248,951      1.2
Cayman Islands                7,641,125      1.0
China                         6,887,981      0.9


                 7 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

Australia                     5,857,891      0.8
Finland                       5,456,517      0.7
India                         5,208,044      0.7
Belgium                       4,633,637      0.6
Sweden                        4,546,372      0.6
United States                 4,222,630      0.6
Norway                        4,100,927      0.6
                           ------------   ------
Total                      $749,272,530    100.0%
                           ============   ======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                          CONTRACT AMOUNT    EXPIRATION                UNREALIZED    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION               BUY/SELL      (000'S)           DATE        VALUE     APPRECIATION  DEPRECIATION
----------------------------------------------  --------  ----------------   ----------  -----------  ------------  ------------
BARCLAY'S CAPITAL:
Euro (EUR)                                        Sell         27,338 EUR      9/21/10   $34,643,171     $    --     $  972,050
Japanese Yen (JPY)                                Sell      8,160,500 JPY      9/21/10    97,159,558          --      7,746,079
                                                                                                         -------     ----------
                                                                                                              --      8,718,129
                                                                                                         -------     ----------
BROWN BROTHERS HARRIMAN:
British Pound Sterling (GBP)                       Buy          1,491 GBP       9/1/10     2,286,869          --         28,543
British Pound Sterling (GBP)                      Sell          1,153 GBP       9/1/10     1,769,030      22,080             --
Euro (EUR)                                         Buy            598 EUR       9/1/10       757,321          --          5,216
Japanese Yen (JPY)                                 Buy         17,286 JPY       9/1/10       205,757       1,069              -
Japanese Yen (JPY)                                Sell         32,892 JPY       9/1/10       391,529          --          2,035
                                                                                                         -------     ----------
                                                                                                          23,149         35,794
                                                                                                         -------     ----------
DEUTSCHE BANK CAPITAL CORP.
Japanese Yen (JPY)                                Sell         12,653 JPY       9/2/10       150,618          --          1,172
JP MORGAN CHASE
New Turkish Lira (TRY)                            Sell            118 TRY       9/1/10        77,319         519             --
RBS GREENWICH CAPITAL
British Pound Sterling (GBP)                      Sell            262 GBP       9/2/10       401,331       4,537             --
                                                                                                         -------     ----------
Total unrealized appreciation and depreciation                                                           $28,205     $8,755,095
                                                                                                         =======     ==========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In


                 8 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of August 31, 2010 is as follows:

Cost                                $1,852,080
Market Value                        $  432,635
Market Value as a % of Net Assets         0.06%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,


                 9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of August 31, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.


                 10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $8,718,129 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been


                 11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

     triggered as of August 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

SECURITIES LENDING
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2010, the Fund had on loan securities valued at $18,030,576. Collateral of $18,776,140 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                 12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2010 (UNAUDITED)

Federal tax cost of securities   $ 821,502,691
                                 =============
Gross unrealized appreciation    $  98,704,159
Gross unrealized depreciation     (152,176,159)
                                 -------------
Net unrealized depreciation      $ (53,472,000)
                                 =============


                 13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/11/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/11/2010